                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

                       EMERGING MARKETS EQUITY PORTFOLIO

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
COMPARISON OF NET ASSETS (AT JUNE 30, 1998)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Argentina           4.4%
Brazil             16.5%
Chile               0.6%
China               0.6%
Egypt               1.6%
Greece              1.9%
Hong Kong           1.4%
Hungary             2.7%
India               6.0%
Indonesia           0.9%
Israel              4.1%
Korea               3.5%
Malaysia            2.5%
Mexico              9.4%
Pakistan            1.6%
Philippines         1.4%
Poland              2.4%
Russia              4.7%
South Africa        7.4%
Taiwan              4.3%
Thailand            1.4%
Turkey              5.9%
Zimbabwe            0.6%
Other              14.2%

PERFORMANCE COMPARED TO THE IFC GLOBAL TOTAL RETURN COMPOSITE INDEX(1)
------------------------------------

                        TOTAL RETURNS(2)
            ----------------------------------------
                                     AVERAGE ANNUAL
                           ONE           SINCE
               YTD         YEAR       INCEPTION(3)
            ----------  ----------  ----------------
PORTFOLIO...    -15.56%    -30.99%        -10.03%
INDEX.....     -15.84%     -38.58%        -18.02%

1. The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (includes dividends).
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
3. Commenced operations on October 1, 1996.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE HOLDINGS
                                               PERCENT OF
SECURITY                          COUNTRY      NET ASSETS
------------------------------  ------------  -------------
Telebras                           Brazil            6.6%
Telmex, Class L ADR                Mexico            3.2%
CRT                                Brazil            3.0%
Yapi Ve Kredi Bankasi A.S.         Turkey            2.9%
FEMSA                              Mexico            2.3%

TOP FIVE SECTORS
                            VALUE     PERCENT OF
INDUSTRY                    (000)     NET ASSETS
------------------------  ---------  -------------
Services                  $  11,252        31.3%
Consumer Products             4,895        13.6%
Finance                       4,865        13.5%
Energy                        4,045        11.3%
Capital Equipment             2,304         6.4%

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE AS MEASURED BY THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS COUNTY OR REGIONAL INDICES AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The Emerging Markets Equity Portfolio seeks long-term capital appreciation by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, sponsored or unsponsored ADRs and other equity securities of emerging market country issuers.

For the six months ended June 30, 1998, the Portfolio had a total return of -15.56% compared to -15.84% for the IFC Global Total Return Composite Index (the "Index"). For the one year period ended June 30, 1998, the Portfolio had a total return of -30.99% compared to -38.58% for the Index. For the period from October 1, 1996 (commencement of operations) through June 30, 1998, the Portfolio had a total return of -10.03% compared with -18.02% for the Index.

The spectacular bust in Asia and the bear market in emerging countries have heightened the importance of resolving the issues plaguing these markets. In our view, investors are passing judgment that capitalism without democracy is fundamentally flawed, and they are demanding politically open systems which encourage the free flow of information of all kinds. This free flow of information is ultimately the best natural "regulator" in the world. A free press, full and frequent disclosure by corporations, government agencies and, in particular, the banking system is vital for vibrant and effective economic functioning.

It is our opinion that one of the most critical factors in the modernizing equation for poor countries, particularly democracies, is the specter of mass unemployment. Economic liberalization dramatically increases efficiency and is fundamentally deflationary in its early stages. Japan, Asia and Russia are in the throes of an inevitable adjustment, and Latin America, particularly Mexico, is in the early stages of recovering from one. In truly impoverished countries, unemployment is more than a statistic and a political inconvenience. Social safety nets are crucial in countries with high illiteracy and low or no labor mobility. Mass privatizations are critical, not only in increasing efficiency and accountability in large parts of the economy, but also as an important source of funding for social security and unemployment benefits.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

At the micro economic level, a focus on shareholder values needs to replace the idea of old style "Asian Values", i.e., corporations must be run in the interest of the owners, and not directed by overweening politicians, ministries or run in the "national interest". In today's world of low and declining tariffs, intense global competition and readily available information, corporate survival will increasingly depend on producing goods and services of better quality at lower prices. The corporate largesse engendered by the corrupt nexus between politics and big business must end. Increasingly, the ability to extract earnings from assets that exceed their cost of capital will be key. Developing countries will have to focus on nurturing and producing a professional cadre of businessmen who can steer family-begun and run empires in a more competitive global landscape. Education at the management and employee level will be critical, otherwise technologically driven productivity jumps, primarily in the West, will erode one of the important competitive edges of the Emerging Markets -- cheap and plentiful labor.

To summarize, we believe there are several important lessons to be learned from the Asian currency crisis:

    - Consistency in fiscal, monetary and currency policy is crucial. Inconsistency is brutally punished.

    - Banking systems are the heart of an economy and must be carefully and rigorously supervised.

    - Bankruptcy laws are crucial cleansing solvents, and must be clearly stated and enforced.

    - Return on equity must exceed the cost of equity. Prices of both must be clear; shareholder and property rights must be respected in the capital markets and in the board room.

    - Deregulating capital markets without deregulating domestic industry is a disastrous combination.

During the second quarter, a second round of Asian contagion spread throughout the emerging markets largely due to Japan's equity and currency malaise. The Portfolio fell 20.2% versus a drop of 21.6% for the Index. The Portfolio's edge over the Index was largely driven by strong stock selection, particularly in Russia, Brazil, India, and Taiwan. Our underweight position in Malaysia was the single most important contributor to outperformance on a country basis as the market fell 46.1% during the second quarter. Also favorable was our overweight exposure to Poland and Turkey which returned -2.7% and +9.5%, respectively. The most notable negative was our underweight position in Greece which was up 17.8% over the second quarter.

The recent turmoil in the emerging markets has led to steep declines in all the Latin markets. The Latin region fell 20.0% during the second quarter led by Venezuela (-40.2%), Brazil (-22.0%), and Chile (-21.7%). Peru was the best performing Latin market, falling 4.7%. Declining commodity prices (particularly oil and copper) and political noise given upcoming presidential elections (Brazil and Venezuela) have negatively affected these markets.

During the second quarter, we increased our Argentine exposure by approximately 2%, to a market weight position. This increase was driven by signs of economic strength and the government's commitment to reform. We trimmed 2% from our Brazilian holdings, bringing us to a market-neutral position. While Brazil offers attractive value and growth opportunities on a stock level, it suffers from deteriorating macro variables, such as a widening fiscal deficit and a vulnerable currency. In Argentina and Brazil, we are focusing on the telecom sector given its strong operating earnings growth and privatization potential. While remaining underweight, we increased 1% our Mexican exposure during the month of April. Our underweight position is driven by a deterioration in the macro environment (i.e., worsening trade account and expectations for higher inflation and interest rates). We are focusing on the consumer-related industries, such as beverages and retailers, given the continued strength of the Mexican consumer.

The Asian markets plunged 33.2% during the second quarter, driven by declines in Thailand (-52.6%), Indonesia (-52.5%), and Malaysia (-46.1%). The best performing Asian market was Taiwan, which fell 23.1%. Asia's abysmal returns were a result of renewed fears that Asia's currency markets would devalue again based on currency instability in Japan and Russia. Also disconcerting for the markets has been news of mounting bad bank loans, and rising interest rates, inflation and unemployment within South East Asia. The most notable political event took place in Indonesia, where President Suharto resigned on May 21 after leading the country for 32 years. Vice President Habibie replaced him (to the dismay of many student protesters) and has pledged new general elections next year. We expect that Habibie will be in office on a transitional basis.

The equity markets of the Indian sub-continent plummeted, with India and Pakistan falling 20.8% and 52.3% respectively. Both markets toppled in the aftermath of nuclear tests, sparking renewed tension in the region and economic sanctions from the U.S. and Japan. We had been focusing on these markets as they offered good value and growth potential. Nevertheless, with the announcement of a disappointing Indian budget on June 1, we have begun to trim our overweight position there.

Europe, Middle East and Africa posted disparate returns. The laggards included Russia (-53.1%) and South Africa (-26.6%). Turkey and Israel were the star performers of this region, returning +9.5% and +5.8% respectively. Russia's equity market was

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

decimated this past quarter given political changes, pressure on the currency, and oil price declines. At the end of March, President Yeltsin dismantled his cabinet in a successful effort to get rid of then Prime Minister Chernomyrdin. Yeltsin assembled his new team headed by Prime Minister Kiriyenko, who had previously been the Fuel and Energy Minister. In the short-term, sentiment deteriorated as fears over currency instability forced the central bank to hike interest rates by more than 100%. On a positive note, expectations of an IMF package for the ailing economy have been realized and should be supportive of the market and currency going forward.

South African equity and currency markets faced an arduous June, as returns spiraled downward throughout the month. The equity market fell 23.3% in June, including a 15.7% decline in the currency versus the dollar. A weak supply of foreign currency reserves left the government unable to ward off increasing pressure on the currency, as speculators sensed vulnerability. A lack of consistency in implementing monetary policy led to a loss of confidence in the central bank. The central bank continued to tinker with overnight repurchase rates throughout the month, only to induce more pessimism over the short-term future of the South African market. Ongoing structural problems in wages, which remain high in real terms, weaker dollar commodity prices and low economic growth conspired to create an overvalued Rand vis-a-vis Asian currencies, further eroding the competitiveness of South African companies.

Over the course of the second quarter, we entered (+2%) the Greek market given our expectation for improving macroeconomic numbers as Greece prepares to join the European Union. We moved to an overweight stance on Hungary as a result of improving economic growth and declining inflation. Though still overweight, we trimmed 2% from our exposure to Russia as interest rates rose to astronomical levels. Lastly, while maintaining our underweight position, we added 3% to South Africa where we are focusing on the corporate restructuring story.

With most Asian markets down 75%-90% and others halved, we believe we are somewhere close to an important economic and market trough. The speed and size of the recovery in these countries will be a function of recognizing and resolving the issues discussed in our general overview. In Asia, we are in the midst of a Japan-Yen driven panic that has led to a second round of volatility in Asia. Nonetheless, the early indications are that Korea and Thailand in particular are starting to transform. Both these countries have new political leadership which should pave a clearer path to readjustment. With the market down 95% and Suharto ousted, it is easy, though glib to say that the worst is over in Indonesia. The repair work to construct both a free market economy and a functioning democracy is going to be long and painful. The ability of Russia and China to adapt to economic recessions and the intense pressure to devalue are important factors that have yet to play out.

The markets are in an unforgiving mood, having driven China/Hong Kong down 50% and Russia down 70%. There may be worse economic, and perhaps political news ahead, particularly if the Japanese mandarins don't take their heads out of the sand. However, we believe that the death knell to socialism's last and true champions has been struck and the evidence indicates that Darwinian adaptation is underway. Stock buybacks in Japan, chaebol asset sales in Korea, bankruptcy law formulation in Thailand and the passage of social security reform in Brazil are perhaps the first drops of rain after the long drought.

Asset valuations are near bargain levels. Investor sentiment is the most depressed that we have ever seen, and we are seeing the early signs of restructuring across several markets. Yen stability and some decisive action by Japan to end its crisis of confidence will most likely be the catalyst that arrests the current free fall in sentiment and prices. We are aligning our portfolios more towards countries and companies that are demonstrating hard-headed adaptability to the new environment we envisage.

July 1998

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------

COMMON STOCKS (85.1%)
  ARGENTINA (4.4%)
          1,100   Nortel ADR..................................................  $            27
         17,440   Telecom Argentina ADR.......................................              520
         26,148   Telefonica Argentina ADR....................................              848
          5,860   YPF ADR.....................................................              176
                                                                                        -------
                                                                                          1,571
                                                                                        -------
  BRAZIL (16.5%)
     27,613,809   Banco Bradesco (Preferred)..................................              232
        174,000   Brahma (Preferred)..........................................              108
         21,301   Brahma (Preferred) ADR......................................              266
     17,927,393   CEMIG (Preferred)...........................................              558
          3,880   CEMIG (Preferred) ADR.......................................              120
        989,607   CRT (Preferred).............................................            1,079
          4,783   CVRD (Preferred)............................................               95
          3,023   CVRD ADR....................................................               64
        287,200   Coteminas...................................................               78
       (e)2,700   Coteminas ADR...............................................               37
         18,700   Electropaulo Metropolitana (Preferred)......................                1
      (a)18,700   Empresa Bandeirante de Energia (Preferred)..................               --
      (a)18,700   Empresa Metropolitana de Aguas e Energia (Preferred)........               --
         18,700   Empresa Paulista de Transmissao de Energia Eletrica
                    (Preferred)...............................................               --
        110,000   Encorpar (Preferred)........................................               --
         11,000   Lightpar....................................................               --
   (a)2,311,000   Lojas Arapua (Preferred)....................................                2
       (a)1,305   Lojas Arapua (Preferred) GDR................................                1
      1,050,000   Lojas Renner (Preferred)....................................               31
          4,490   Pao de Acucar (Preferred) ADR...............................              102
      1,027,000   Petrobras (Preferred).......................................              191
       (e)1,555   Petrobras (Preferred) ADR...................................               29
      1,513,900   Telebras....................................................              120
         15,665   Telebras (Preferred) ADR....................................            1,711
      4,810,970   Telebras (Preferred)........................................              523
          4,836   Telecommunicacoes de Sao Paulos S.A. (Preferred)............                1
     (a)430,000   Telerj Celular S.A. (Preferred), Class B....................               25
   (a)3,158,836   Telesp Celular S.A. (Preferred), Class B....................              262
         10,185   Unibanco (Preferred) ADR....................................              300
                                                                                        -------
                                                                                          5,936
                                                                                        -------
  CHILE (0.6%)
          3,235   CCU ADR.....................................................               68
          3,140   Endesa ADR..................................................               45
          3,845   Enersis ADR.................................................               94
          1,473   Santa Isabel ADR............................................               16
                                                                                        -------
                                                                                            223
                                                                                        -------
  CHINA (0.6%)
       (a)5,275   Huaneng Power International, Inc. ADR.......................               71
         36,000   Qingling Motors Co., Class H................................               10
       (a)8,650   Yanzhou Coal Mining Co. ADR.................................               84
        425,000   Zhenhai Refining & Chemical Co., Ltd., Class H..............               55
                                                                                        -------
                                                                                            220
                                                                                        -------

                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------
  COLOMBIA (0.0%)
          2,661   Banco de Colombia...........................................  $             5
                                                                                        -------
  EGYPT (1.6%)
          1,600   Al-Ahram Beverages Co. GDR..................................               50
          2,275   Commercial International Bank...............................               25
          4,073   Commercial International Bank GDR (Registered)..............               44
          4,600   Eastern Tobacco.............................................               83
            400   Egypt Gas Co................................................               38
          1,200   Egyptian Financial & Industrial.............................               26
          1,000   Helwan Cement...............................................               15
          1,635   Industrial & Engineering....................................               27
          2,300   Madinet Nasr Housing & Development..........................              110
            350   North Cairo Flour Mills Co..................................                6
            600   Paints & Chemicals Industry.................................               17
          5,600   Paints & Chemicals Industry GDR.............................               50
          3,000   Suez Cement Co. GDR.........................................               54
          1,200   Tourah Portland Cement Co...................................               21
                                                                                        -------
                                                                                            566
                                                                                        -------
  GREECE (1.9%)
       (a)7,340   Hellenic Petroleum S.A......................................               60
         18,065   Hellenic Telecommunication Organization S.A.................              464
            600   National Bank of Greece S.A.................................               77
       (a)1,930   STET Hellas Telecommunications S.A. ADR.....................               80
                                                                                        -------
                                                                                            681
                                                                                        -------
  HONG KONG (1.4%)
         43,000   CLP Holdings Ltd............................................              196
         71,000   China Resources Enterprise Ltd..............................               73
          1,000   Li & Fung Ltd...............................................                2
        129,000   Ng Fung Hong Ltd............................................               89
          7,000   Shanghai Industrial Holdings Ltd............................               17
         88,000   South China Morning Post Holdings Ltd.......................               42
         14,000   Sun Hung Kai Properties Ltd.................................               59
        129,000   Zhejiang Expressway Co., Ltd., Class H......................               22
                                                                                        -------
                                                                                            500
                                                                                        -------
  HUNGARY (2.7%)
       (a)1,447   Gedeon Richter Rt...........................................              116
            780   Gedeon Richter Rt. GDR (Registered).........................               64
       (a)6,700   MOL Magyar Olaj-es Gazipari GDR.............................              181
         11,230   MOL Magyar Olaj-es Gazipari Rt. GDR (Registered)............              303
         15,830   Matav Rt....................................................               92
       (a)3,190   Matav Rt. ADR...............................................               94
          2,150   OTP Bank Rt.................................................              106
                                                                                        -------
                                                                                            956
                                                                                        -------
  INDIA (6.0%)
         13,800   Bajaj Auto Ltd..............................................              186
         54,000   Bharat Heavy Electricals Ltd................................              313
       (a)3,500   Bharat Petrolium Corp., Ltd.................................               29
         26,500   Container Corp. of India Ltd................................              286
         14,529   Hero Honda Motors Ltd.......................................              300
          5,000   Hindustan Petroleum Corp., Ltd..............................               46
          3,900   Housing Development Finance Corp............................              275
          6,500   ITC Ltd.....................................................              100

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------

  INDIA (CONT.)

         21,600   ITW Signode India Ltd.......................................  $            29
          4,500   Infosys Technology Ltd......................................              236
         20,850   Larson & Toubro Ltd.........................................              113
    (a,g)35,500   Morgan Stanley India Investment Fund, Inc...................              228
                                                                                        -------
                                                                                          2,141
                                                                                        -------
  INDONESIA (0.9%)
         76,616   Gudang Garam................................................               45
       (a)9,300   Gulf Indonesia Resources Ltd................................              107
        316,900   Indah Kiat Pulp & Paper Corp................................               61
          4,000   Indofood Sukses Makmur (Foreign)............................               --
         21,000   PT Semen Fresik.............................................               12
        222,000   Telekomunikasi Indonesia....................................               63
          3,715   Telekomunikasi Indonesia ADS................................               22
                                                                                        -------
                                                                                            310
                                                                                        -------
  ISRAEL (4.1%)
      (a)89,200   Bank Hapoalim Ltd...........................................              270
       (a)5,600   Dor Energy Corp.............................................               40
         28,600   First International Bank of Israel Ltd., Class 5............              224
          4,670   Koor Industries Ltd.........................................              540
       (a)3,859   Orbotech Ltd................................................              140
         48,950   Supersol Ltd................................................              161
          6,780   Supersol Ltd. ADR...........................................              112
                                                                                        -------
                                                                                          1,487
                                                                                        -------
  KOREA (3.5%)
          4,700   Hankuk Glass Industry Co., Ltd..............................               51
      (d)14,342   Pohang Iron & Steel Co., Ltd................................              470
          1,330   S1 Corp.....................................................              135
      (a)16,352   Samsung Electronics Co......................................              506
       (a,e)370   Samsung Electronics Co. GDR.................................                5
         (a)600   Samsung Electronics Co. GDR.................................                8
             10   Samsung Fire & Marine Insurance.............................                2
         (d)207   SK Telecom Co., Ltd.........................................               94
                                                                                        -------
                                                                                          1,271
                                                                                        -------
  MALAYSIA (2.5%)
         32,000   Carlsberg Brewery Malaysia Bhd..............................               97
         52,000   Genting Bhd.................................................               94
         36,000   Golden Hope Plantations Bhd.................................               33
         19,000   Kuala Lumpur Kepong Bhd.....................................               31
      (a)25,000   Magnum Corp. Bhd............................................                9
         33,280   Malayan Banking Bhd.........................................               33
         33,280   Malayan Banking 'A' Bhd.....................................               33
          8,000   Malaysian International Shipping Corp. Bhd (Foreign)........               12
          8,000   Nestle (Malaysia) Bhd.......................................               36
         58,000   Petronas Gas Bhd............................................              108
         68,000   R.J. Reynolds Bhd...........................................               94
          8,200   Rothmans of Pall Mall (Malaysia) Bhd........................               57
         34,000   Technology Resources Industries Bhd.........................               23
         84,000   Telekom Malaysia Bhd........................................              142
         73,000   Tenaga Nasional Bhd.........................................               88
                                                                                        -------
                                                                                            890
                                                                                        -------
                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------
  MEXICO (9.4%)
      (a)77,110   Banacci, Class B............................................  $           150
      (a)26,925   Bancomer, Class B...........................................               10
       (e)3,810   Bancomer, Class B ADR.......................................               28
         92,438   Cemex CPO...................................................              346
          1,420   Cemex, Class B..............................................                6
          6,215   Cemex, Class B ADR..........................................               55
         (a)942   FEMSA ADR...................................................               30
         25,242   FEMSA D.....................................................              786
         75,906   Kimberly-Clark, Class A.....................................              268
          4,400   TV Azteca ADR...............................................               48
      (a)13,456   Televisa CPO GDR............................................              506
         24,236   Telmex, Class L ADR.........................................            1,165
                                                                                        -------
                                                                                          3,398
                                                                                        -------
  PAKISTAN (1.6%)
        136,000   Fauji Fertilizer Co., Ltd...................................              147
         83,200   Hub Power Co................................................               23
         19,628   Pakistan State Oil Co., Ltd.................................               31
      1,045,000   Pakistan Telecommunications Corp., Class A..................              367
     (a)104,535   Sui Northern Gas Pipelines Ltd..............................               20
                                                                                        -------
                                                                                            588
                                                                                        -------
  PHILIPPINES (1.4%)
        333,120   Ayala Corp..................................................               86
          6,496   Ayala Land, Inc., Class B...................................                2
         34,820   Manila Electric Co., Class B................................               92
          8,420   Philippine Long Distance Telephone Co.......................              192
            500   Philippine Long Distance Telephone Co. ADR..................               11
        298,510   SM Prime Holdings, Inc......................................               47
         45,680   San Miguel Corp., Class B...................................               60
                                                                                        -------
                                                                                            490
                                                                                        -------
  POLAND (2.4%)
       (a)4,859   Agros Holding, Class C......................................               71
         99,373   BIG Bank Gdanski............................................              133
          2,000   BIG Bank Gdanski GDR........................................               38
          2,400   BRE Bank....................................................               65
          1,050   Bank Slaski.................................................               70
          2,494   Bank of Handlowy W Warszawie................................               47
       (a)3,000   Debica......................................................               60
      (a)25,411   Elektrim....................................................              310
       (a)3,038   Exbud.......................................................               37
         10,606   Polifarb Cieszyn-Wroclaw....................................               28
                                                                                        -------
                                                                                            859
                                                                                        -------
  RUSSIA (4.0%)
          5,155   AO Tatneft ADR..............................................               40
         16,515   Lukoil Holding ADR..........................................              549
         27,099   Mosenergo ADR...............................................              135
         (d)554   Mustcom.....................................................              191
       (e)3,100   Pliva d.d. GDR..............................................               50
         33,410   Surgutneftegaz ADR..........................................              134
          2,560   Tatneft ADR.................................................               20
        724,178   Unified Energy Systems......................................               94
       (a)4,966   Unified Energy Systems GDR..................................               70
       (a)3,331   Vimpel-Communications ADR...................................              149
                                                                                        -------
                                                                                          1,432
                                                                                        -------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1998
                                  (UNAUDITED)

                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------
  SOUTH AFRICA (7.4%)
         18,299   Amalgamated Banks of South Africa...........................  $           114
              1   Anglo American Corp. of South Africa Ltd....................               --
          9,680   Barlow Rand Ltd.............................................               51
         12,252   Bidvest Group Ltd...........................................               94
            700   Coronation Holdings Ltd.....................................               11
            900   Coronation Holdings Ltd. (New)..............................               14
         58,000   Education Investment Corp. (The) Ltd........................              105
         22,840   Ellerine Holdings Ltd.......................................              125
         15,645   Forbes Group Ltd............................................               31
         50,300   Illovo Sugar Ltd............................................               63
         13,791   Liberty Life Association of Africa Ltd......................              269
         16,550   Malbak Ltd..................................................               11
       (g)4,595   Morgan Stanley Africa Investment Fund, Inc..................               54
        119,580   NBS Boland Group Ltd........................................              156
     (a)345,300   New Africa Investments Ltd., Class N........................              370
         35,840   Orion Selections Ltd........................................               45
         23,890   Orion Selections Holdings Ltd...............................               40
         21,700   Persetel Holdings Ltd.......................................              194
         16,700   Primedia Ltd., N Shares.....................................              110
         87,059   Protea Furnishers Ltd.......................................               62
         20,300   Rembrandt Group Ltd.........................................              127
      (a)29,400   Samgro Investment Holdings Ltd. (New).......................               50
         45,310   Sasol Ltd...................................................              263
         10,360   South African Breweries Ltd.................................              214
        102,400   Woolworths Holdings Ltd.....................................               76
                                                                                        -------
                                                                                          2,649
                                                                                        -------
  TAIWAN (4.3%)
      (a)27,750   Asustek Computer, Inc.......................................              227
     (a)124,000   Chinatrust Commercial Bank..................................              122
      (a)82,974   Compal Electronics..........................................              223
        287,308   Far Eastern Textile Ltd.....................................              222
      (a)42,000   Hon Hai Precision Industry..................................              213
      (a)43,000   Kuoyang Construction Industries.............................               68
         32,000   President Chain Store Corp..................................              102
     (a)151,589   Siliconware Precision Industries Co.........................              220
      (a)75,000   Taiwan Semiconductor Manufacturing Co.......................              155
                                                                                        -------
                                                                                          1,552
                                                                                        -------
  THAILAND (1.4%)
         15,500   Advanced Info Service PCL (Foreign).........................               66
         16,200   BEC World PCL (Foreign).....................................               62
        100,700   Bangkok Bank PCL (Foreign)..................................              124
         14,700   Delta Electronics PCL (Foreign).............................               84
          5,000   Lanna Lignite PCL (Foreign).................................                3
      (a)15,200   PTT Exploration & Production PCL (Foreign)..................              115
         11,100   Shinawatra Computer Co. PCL (Foreign).......................               41
         (a)600   Siam Cement PCL (Foreign)...................................               --
     (a,d)4,200   Thai Engine Manufacturing PCL (Foreign).....................                2
                                                                                        -------
                                                                                            497
                                                                                        -------
  TURKEY (5.9%)
        801,600   Akbank T.A.S................................................               26
       (e)3,840   Akbank T.A.S. ADR...........................................               25
      2,375,684   Arcelik.....................................................              112
        855,000   Ege Biracilik...............................................              101
                                                                                          VALUE
    SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------
        528,700   Erciyas Biracilik...........................................  $            80
   (a)1,999,400   Eregli Demir Celik..........................................              312
         44,000   Migros Turk T.A.S...........................................               43
        289,200   Petrol Ofisi A.S............................................               74
        652,000   Turk Sise ve Cam Fabrikalari A.S............................               21
      2,167,500   Turkiye Is Bankasi, Class C.................................               87
   (a)1,733,000   Vestel Elektronik Sanayi Ve Ticaret A.S.....................              231
     40,187,240   Yapi Ve Kredi Bankasi A.S...................................            1,026
                                                                                        -------
                                                                                          2,138
                                                                                        -------
  VENEZUELA (0.0%)
         16,340   Electricidad de Caracas.....................................                7
                                                                                        -------
  ZIMBABWE (0.6%)
        155,838   Delta Corp. Ltd.............................................              102
         53,400   Meikles Africa Ltd..........................................               65
        230,000   Trans Zambesi Industries Ltd................................               29
     (e)100,300   Trans Zambesi Industries Ltd. ADR...........................               13
                                                                                        -------
                                                                                            209
                                                                                        -------
TOTAL COMMON STOCKS (COST $38,077)............................................           30,576
                                                                                        -------

    NO. OF
    RIGHTS
---------------

RIGHTS (0.0%)
  BRAZIL (0.0%)
         25,746   CRT.........................................................               --
         10,817   CRT RFD.....................................................               12
       (a,d)227   TELESP (Preferred), expiring 7/2/98.........................               --
                                                                                        -------
                                                                                             12
                                                                                        -------
  POLAND (0.0%)
       (a)2,400   BRE Bank, expiring 7/11/98..................................                1
                                                                                        -------
  TURKEY (0.0%)
   (a,d)501,000   Akbank T.A.S................................................               13
   (a,d)652,000   Turk Sise ve Cam Fabrikalari A.S............................                5
                                                                                        -------
                                                                                             18
                                                                                        -------
TOTAL RIGHTS (COST $14).......................................................               31
                                                                                        -------

    NO. OF
   WARRANTS
---------------

WARRANTS (0.0%)
  THAILAND (0.0%)
       (a)8,833   Siam Commercial Bank PCL, expiring 12/31/02 (COST $0).......               --
                                                                                        -------

     FACE
    AMOUNT
     (000)
---------------

CONVERTIBLE NOTES (0.7%)
  RUSSIA (0.7%)
$        (d)325   Svyaz Finance
                    17.00%, 8/11/99 (COST $325)...............................              260
                                                                                        -------
TOTAL FOREIGN SECURITIES (85.8%) (COST $38,416)...............................           30,867
                                                                                        -------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1998
                                  (UNAUDITED)

     FACE
    AMOUNT                                                                                VALUE
     (000)                                                                                (000)
-----------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENT (10.1%)
  REPURCHASE AGREEMENT (10.1%)
         $3,626   Chase Securities, Inc. 5.40%, dated 6/30/98 due 7/1/98, to be repurchased at $3,627, collateralized by U.S. Treasury
                    Bonds, 11.25%, due 2/15/15, valued at $3,708 (COST
                    $3,626)...................................................  $         3,626
                                                                                        -------
FOREIGN CURRENCY (3.5%)
      BRL    52   Brazilian Real..............................................               45
      COP   134   Colombian Peso..............................................               --
      EGP    16   Egyptian Pound..............................................                5
       HKD   22   Hong Kong Dollar............................................                3
      HUF   100   Hungarian Forint............................................               --
     INR 19,013   Indian Rupee................................................              448
     IDR 46,452   Indonesian Rupiah...........................................                3
      KWN 2,433   Korea Won...................................................                2
       MYR  126   Malaysian Ringgit...........................................               30
       MXP   96   Mexican Peso................................................               11
      PKR 1,705   Pakistani Rupee.............................................               37
      PHP    20   Philippines Peso............................................                1
      PLZ    58   Polish Zloty................................................               17
      ZAR   920   South African Rand..........................................              155
     TWD 17,017   Taiwan Dollar...............................................              495
      VEB   150   Venezuelan Bolivar..........................................               --
                                                                                        -------
TOTAL FOREIGN CURRENCY (COST $1,265)..........................................            1,252
                                                                                        -------
TOTAL INVESTMENTS (99.4%) (COST $43,307)......................................           35,745
                                                                                        -------

OTHER ASSETS (3.3%)
  Receivable for Investments Sold...................................  $       341
  Deferred Organization Costs.......................................          334
  Net Unrealized Gain on Foreign Currency Exchange Contracts........          172
  Receivable for Portfolio Shares Sold..............................          170
  Dividends Receivable..............................................          100
  Receivable for Closed Foreign Currency Exchange Contracts.........            7
  Due from Adviser..................................................            2
  Other.............................................................           68        1,194
                                                                      -----------
LIABILITIES (-2.7%)
  Payable for Investments Purchased.................................         (399)
  Unrealized Loss on Swap Agreement.................................         (184)
  Custodian Fees Payable............................................         (127)
  Bank Overdraft....................................................          (84)
  Payable for Portfolio Shares Redeemed.............................          (78)
  Professional Fees Payable.........................................          (39)
  Administrative Fees Payable.......................................          (10)
  Payable for Foreign Taxes.........................................           (5)
  Directors' Fees and Expenses Payable..............................           (1)
  Other Liabilities.................................................          (53)        (980)
                                                                      -----------   -----------
NET ASSETS (100%)................................................................   $   35,959
                                                                                    -----------
                                                                                    -----------

                                                                              AMOUNT
                                                                               (000)
------------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Applicable to 4,506,389 outstanding $0.001 par value shares (authorized
  500,000,000 shares)...................................................  $    7.98
                                                                          ----------
                                                                          ----------
NET ASSETS CONSIST OF:
Paid in Capital.........................................................  $  47,235
Undistributed Net Investment Income.....................................        243
Accumulated Net Realized Loss...........................................     (3,957 )
Unrealized Depreciation on Investments, Foreign Currency Translations
  and Swaps (Net of foreign taxes of $3)................................     (7,562 )
                                                                          ----------
NET ASSETS..............................................................  $  35,959
                                                                          ----------
                                                                          ----------

---------------------------------------------------

FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

Under the terms of foreign currency exchange contracts open at June 30, 1998, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                                    NET
  CURRENCY                            IN EXCHANGE               UNREALIZED
 TO DELIVER     VALUE    SETTLEMENT       FOR        VALUE      GAIN (LOSS)
   (000)        (000)       DATE         (000)       (000)         (000)
------------  ---------  -----------  -----------  ---------  ---------------
U.S.$     49  $      49      7/1/98     BRL    57  $      49     $      --
U.S.$      4          4      7/1/98    IDR 63,185          4            --
U.S.$      4          4      7/2/98    IDR 53,173          4            --
  PHP     16         --      7/2/98   U.S.$    --         --            --
  MYR  1,780        420     8/11/98   U.S.$   473        473            53
  ZAR    777        127     9/18/98   U.S.$   140        140            13
  ZAR  1,997        326     9/18/98   U.S.$   360        360            34
  ZAR    427         68    12/23/98   U.S.$    73         73             5
  ZAR  1,710        272    12/24/98   U.S.$   290        290            18
  ZAR  2,122        339    12/28/98   U.S.$   363        363            24
  ZAR    268         43    12/31/98   U.S.$    44         44             1
 KWN 253,134        183      1/4/99   U.S.$   164        164           (19)
U.S.$     15         15     6/21/99     ZAR    98         15            --
  ZAR  2,556        392     6/21/99   U.S.$   435        435            43
              ---------                            ---------         -----
              $   2,242                            $   2,414     $     172
              ---------                            ---------         -----
              ---------                            ---------         -----

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1998
                                  (UNAUDITED)

---------------------------------------------------

SWAP AGREEMENT:

The Portfolio had the following Total Return Swap Agreement open at June 30,
1998:

 NOTIONAL                                                   UNREALIZED
  AMOUNT                                                  (DEPRECIATION)
   (000)                     DESCRIPTION                       (000)
-----------  -------------------------------------------  ---------------
 $  350      Agreement with Goldman Sachs International      $    (184)
             terminating November 3, 1998 to pay 12
             month USD-LIBOR minus 4.00% and to receive
             the return of the Securities Exchange of
             Thailand (SET) Index converted into U.S.
             Dollars at the mid-market rate on October
             30, 1998

---------------

(a)   --  Non-income producing security
(d)   --  Security valued at fair value -- See note A-1 to financial statements.
(e)   --  144A Security -- certain conditions for public sale may exist.
(g)   --  The Fund is advised by an affiliate.
ADR   --  American Depositary Receipt
ADS   --  American Depositary Shares
CPO   --  Certificate of Participation
GDR   --  Global Depository Receipt
LIBOR  -- London Interbank Offer Rate
PCL   --  Public Company Limited
RFD   --  Ranked for Dividends
USD   --  U.S. Dollar

----------------------------------------------------------------

At June 30, 1998, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                 NET
  COST     APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
  (000)        (000)           (000)            (000)
---------  -------------  ---------------  ---------------
$  42,042    $   1,075       $  (8,624)       $  (7,549)

----------------------------------------------------------------

For the six months ended June 30, 1998, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $22,137,000 and $12,207,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 1998.

----------------------------------------------------------------

At June 30, 1998, the Portfolio owned shares of affiliated funds for which the Portfolio earned dividend income of less than $1,000 and realized losses of approximately $14,000.

----------------------------------------------------------------

            SUMMARY OF FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION

                                                        % OF
                                            VALUE        NET
SECTOR DIVERSIFICATION                      (000)      ASSETS
----------------------------------------  ---------   ---------
Capital Equipment.......................  $   2,304        6.4%
Consumer Products.......................      4,895       13.6
Energy..................................      4,045       11.3
Finance.................................      4,865       13.5
Materials...............................      2,206        6.1
Multi-Industry..........................      1,300        3.6
Services................................     11,252       31.3
                                          ---------        ---
Total Foreign Securities................  $  30,867       85.8%
                                          ---------        ---
                                          ---------        ---

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                                                   SIX MONTHS ENDED
                                                                      JUNE 30, 1998
                                                                        (UNAUDITED)
                                                                              (000)
-----------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                             $   413
  Interest                                                                  188
  Less: Foreign Taxes Withheld                                              (16)
                                                                       --------
    Total Income                                                            585
                                                                       --------
EXPENSES:
  Investment Advisory Fees                                                  237
  Less: Fees Waived                                                        (237)
                                                                       --------
  Net Investment Advisory Fees                                               --
  Custodian Fees                                                            150
  Shareholder Reports                                                        70
  Administrative Fees                                                        56
  Amortization of Organizational Costs                                       51
  Professional Fees                                                          25
  Interest Expense                                                           13
  Foreign Tax Expense                                                        10
  Directors' Fees and Expenses                                                2
  Other                                                                       1
  Expenses Reimbursed by Adviser                                            (22)
                                                                       --------
    Net Expenses                                                            356
                                                                       --------
Net Investment Income                                                       229
                                                                       --------
NET REALIZED LOSS ON:
  Investments Sold (includes realized losses from affiliates
    of $14,000)                                                          (2,630)
  Foreign Currency Transactions                                            (251)
  Swap Agreements                                                          (151)
                                                                       --------
    Net Realized Loss                                                    (3,032)
                                                                       --------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments (Net of foreign taxes of $3 on unrealized
    depreciation)                                                        (3,935)
  Foreign Currency Translations                                             292
  Swap Agreements                                                           (83)
                                                                       --------
    Change in Unrealized Appreciation/Depreciation                       (3,726)
                                                                       --------
Net Realized Loss and Change in Unrealized
  Appreciation/Depreciation                                              (6,758)
                                                                       --------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $(6,529)
                                                                       --------
                                                                       --------

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                             SIX MONTHS ENDED
                                                JUNE 30, 1998            YEAR ENDED
                                                  (UNAUDITED)     DECEMBER 31, 1997
                                                        (000)                 (000)
-----------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                           $   229               $   106
  Net Realized Gain (Loss)                         (3,032)                  195
  Change in Unrealized
    Appreciation/Depreciation                      (3,726)               (3,701)
                                                 --------              --------
  Net Decrease in Net Assets Resulting
    from Operations                                (6,529)               (3,400)
                                                 --------              --------
DISTRIBUTIONS:
  Net Investment Income                                --                  (226)
  Net Realized Gain                                    --                   (76)
  In Excess of Net Realized Gain                       --                  (924)
                                                 --------              --------
  Total Distributions                                  --                (1,226)
                                                 --------              --------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                        16,852                39,684
 Distributions Reinvested                              --                 1,223
 Redeemed                                          (8,462)              (13,972)
                                                 --------              --------
 Net Increase in Net Assets Resulting from
   Capital Share Transactions                       8,390                26,935
                                                 --------              --------
 Total Increase in Net Assets                       1,861                22,309
NET ASSETS:
  Beginning of Period                              34,098                11,789
                                                 --------              --------
  End of Period (Including undistributed
    net investment income of $243 and $14,
    respectively)                                 $35,959               $34,098
                                                 --------              --------
                                                 --------              --------
-----------------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                             1,756                 3,551
      Shares Issued on Distributions
       Reinvested                                      --                   135
      Shares Redeemed                                (860)               (1,282)
                                                 --------              --------
    Net Increase in Capital Shares
     Outstanding                                      896                 2,404
                                                 --------              --------
                                                 --------              --------
-----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                        SIX MONTHS ENDED                                    PERIOD FROM
                                           JUNE 30, 1998            YEAR ENDED         OCTOBER 1, 1996*
SELECTED PER SHARE DATA AND RATIOS           (UNAUDITED)     DECEMBER 31, 1997     TO DECEMBER 31, 1996
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $  9.45               $  9.78                  $ 10.00
                                             -------               -------                  -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                         0.05                  0.04                     0.01
  Net Realized and Unrealized Loss             (1.52)                   --                    (0.21)
                                             -------               -------                  -------
  Total From Investment Operations             (1.47)                 0.04                    (0.20)
                                             -------               -------                  -------
DISTRIBUTIONS
  Net Investment Income                           --                 (0.07)                   (0.02)
  Net Realized Gain                               --                 (0.02)                      --
  In Excess of Net Realized Gain                  --                 (0.28)                      --
                                             -------               -------                  -------
  Total Distributions                             --                 (0.37)                   (0.02)
                                             -------               -------                  -------
NET ASSET VALUE, END OF PERIOD               $  7.98               $  9.45                  $  9.78
                                             -------               -------                  -------
                                             -------               -------                  -------
TOTAL RETURN                                  (15.56)%                0.52%                   (2.03)%
                                             -------               -------                  -------
                                             -------               -------                  -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)            $35,959               $34,098                  $11,789
Ratio of Expenses to Average Net
  Assets                                        1.87%**               1.80%                    1.79%**
Ratio of Expenses to Average Net
  Assets Excluding Interest Expense
  and Foreign Tax Expense                       1.75%**               1.75%                    1.75%**
Ratio of Net Investment Income to
  Average Net Assets                            1.21%**               0.47%                    0.32%**
Portfolio Turnover Rate                           38%                   87%                       9%
-------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense
  Limitation During the Period:
  Per Share Benefit to Net Investment
    Income                                   $  0.06               $  0.17                  $  0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                3.24%**               4.12%                    6.17%**
  Net Investment Loss to Average Net
    Assets                                     (0.15)%**             (1.84)%                  (4.06)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

Morgan Stanley Universal Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 1998, the Fund was comprised of eleven separate active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements cover only the Emerging Markets Equity Portfolio.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on the movement of foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as unrealized gain or loss. The Portfolios record realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Portfolios may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the custodian's records for the Portfolio's regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. ORGANIZATIONAL COSTS: The organizational costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the commencement of operations. Morgan Stanley Asset Management Inc. has agreed that in the event any of its initial shares which comprised the Fund at inception are redeemed, the proceeds on redemption will be reduced by the pro-rata portion of any

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at time of redemption.

9. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the custodian records in its regular custody account or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold and
(2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

10. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Portfolios may not be able to enter into a closing transaction because of an illiquid secondary market.

11. SWAP AGREEMENTS: The Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios.

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations. Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

12. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

Certain Portfolios may purchase call and put options on portfolio securities or other financial instruments. The Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

13. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by the Portfolios of Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject a Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Asset Management Inc. ("MSAM"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Emerging Markets Equity Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                  FROM            MORE
                                 FIRST       $500 MILLION TO      THAN
PORTFOLIO                    $500 MILLION      $1 BILLION      $1 BILLION
--------------------------  ---------------  ---------------  -------------
Emerging Markets Equity...         1.25%            1.20%           1.15%

MSAM has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.75%.

C. ADMINISTRATOR: MSAM (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIANS: Morgan Stanley Trust Company ("MSTC"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., acts as custodian for the Fund's assets held outside the United States in accordance with a custodian agreement. Chase serves as custodian for the Fund's U.S. assets in accordance with a separate custodian agreement. Custodian

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                           JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------------
fees are computed and payable monthly based on assets held, investment purchases and sales activity, an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. For the six months ended June 30, 1998, the Portfolio incurred custody fees with MSTC of approximately $148,000 and had amounts payable to MSTC at June 30, 1998 of approximately $123,000.

In addition, for the six months ended June 30, 1998, the Portfolio earned interest income of approximately $1,000 and incurred interest expense on balances with MSTC of approximately $24,000.

E. OTHER: During the six months ended June 30, 1998, the Portfolio paid brokerage commissions to Morgan Stanley & Co., Incorporated, an affiliated broker/dealer of approximately $5,000.

At June 30, 1998, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director, Morgan Stanley Asset Management Inc.
 and Morgan Stanley Asset Management Limited;
 Managing Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
 Principal, Morgan Stanley Asset Management Inc. and
 Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and CEO,
Pinacle L.L.C.

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

INVESTMENT ADVISERS AND ADMINISTRATORS

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, NY 10020

CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

OFFICERS

Stefanie V. Chang

VICE PRESIDENT

James A. Gallo

VICE PRESIDENT

Harold J. Schaaff, Jr.

VICE PRESIDENT

Joseph P. Stadler

VICE PRESIDENT

Lorraine Truten

VICE PRESIDENT

Valerie Y. Lewis

SECRETARY

Joanna M. Haigney

TREASURER

Rene J. Feuerman

ASSISTANT TREASURER

Karl O. Hartmann

ASSISTANT SECRETARY

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.